UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/02/2013

Rand Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31265

Delaware	84-1035353
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

161 Worcester Road, Suite 401
Framingham, MA 01701
(Address of principal executive offices, including zip code)

(508) 663-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        Resignation of Director

        On April 2, 2013, Ms. Suzanne E. MacCormack resigned from the Board of Directors of Rand Worldwide, Inc. (the "Company"). Ms. MacCormack's decision was for personal reasons and was not the result of any disagreement with the Company, its management or its Board of Directors.

       Mr. Charles D. Yie, a current Board member of the Company, will replace Ms. MacCormack as the Chair of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Worldwide, Inc.

Date: April 03, 2013	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
President and Chief Financial Officer